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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                          -------------------------



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Data of earliest event reported):   June 11, 1997
                                                 -----------------


                                 TENNECO INC.
             (Exact name of registrant specified in its charter)


DELAWARE                               1-12387                 76-0515284
(State or other juristiction    (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



         1275 KING STREET
      GREENWICH, CONNECTICUT                         06831
(Address of Principal Executive Offices)          (Zip Code)



Registrant's telephone number, including area code:  (203) 863-1000
                                                     --------------

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ITEM 5. OTHER EVENTS.

        On June 11, 1997, the Registrant sold $300,000,000 aggregate principal amount of its 7-5/8% Debentures due June 15, 2017 to credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Citicorp Securities, Inc. and UBS Securities LLC Chase Securities Inc. and NationsBanc under the Registrant's existing shelf Registration Statement on Form S-3 (File No. 333-24291) dated March 31, 1997.

        The Registrant filed the Prospectus, dated April 4, 1997, and the Prospectus Supplement, dated April 23, 1997, for such Notes and Debentures with the Securities and Exchange Commission pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

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

Exhibit No.        Description
-----------        -----------
  1.1              Underwriting Agreement dated June 11, 1997 among Tenneco Inc. and Credit Suisse
                   First Boston Corporation, Morgan Stanley & Co. Incorporated, Citicorp Securities,
                   Inc. and UBS Securities LLC

  4.1              Form of Tenth Supplemental Indenture between Tenneco Inc. and The Chase
                   Manhattan Bank, as Trustee, dated as of June 16, 1997 to Indenture dated as of November 1, 1996, providing for the issuance of 7-5/8% Debentures due June
                   15, 2017.

  4.2              Form of 7-5/8% Debenture due June 15, 2017 (contained in the Form of Tenth
                   Supplemental Indenture filed as Exhibit 4.1 to this Current Report).

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TENNECO INC.


DATE: June 13, 1997                           By: /s/ Karl A. Stewart
                                                  -------------------
                                                  Karl A. Stewart
                                                  Vice President and Secretary



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                                EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
  1.1              Underwriting Agreement dated June 11, 1997 among Tenneco Inc. and Credit Suisse
                   First Boston Corporation, Morgan Stanley & Co. Incorporated, Citicorp Securities,
                   Inc. and UBS Securities LLC

  4.1              Form of Tenth Supplemental Indenture between Tenneco Inc. and The Chase
                   Manhattan Bank, as Trustee, dated as of June 16, 1997 to Indenture dated as of November 1, 1996, providing for the issuance of 7-5/8%
                   Debentures due June 15, 2017.

  4.2              Form of 7-5/8% Debenture due June 15, 2017 (contained in the Form of Tenth
                   Supplemental Indenture filed as Exhibit 4.1 to this Current Report).

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